[Canada Life Insurance Company of America Letterhead]

May 1, 2003

Dear Policyholder,

As of May 1, 2003, we will no longer sell Trillium policies and therefore we will not be updating the Trillium prospectus annually as we have done in the past. We will continue to send existing policyholders updated prospectuses for the underlying funds, audited financials of the variable annuity account, other periodic reports, all proxy materials of the funds, including proxy statements and related voting instructions, and other shareholder materials pertaining to the portfolios of the underlying funds.

Please keep the enclosed prospectus for the underlying funds with your policy as it contains important information including fund availability. It is updated annually. Also enclosed are the audited financial statements for the Canada Life of America Variable Annuity Account 2. Audited financial statements for Canada Life Insurance Company of America (the “Company”) are available to you, upon request. If you request the Company’s audited financial statements they will be sent to you without charge.

If you have any questions, please contact your Registered Representative or our Variable Annuity Administration Department at 800-905-1959.

I would like to thank you for choosing Canada Life’s Trillium variable products to meet your financial needs.

Sincerely,

/S/ RONALD E. BEETTAM
Ronald E. Beettam President

Encl.

AUDITED FINANCIAL STATEMENTS

Canada Life of America

Variable Annuity Account 2

December 31, 2002

With Report of Independent Auditors

Canada Life of America Variable Annuity Account 2

Financial Statements

December 31, 2002

Report of the Independent Auditors

Board of Directors of Canada Life Insurance Company of America

and Contract Owners of Canada Life of America Variable Annuity Account 2

We have audited the accompanying statements of assets and liabilities of Canada Life of America Variable Annuity Account 2 (the “Company”) (comprising, respectively, the Bond, Capital, Cash Management, Common Stock, Communications and Information, Frontier, Global Growth, Global Smaller Companies, Global Technology, High-Yield Bond, Income, International Growth, Large-Cap Growth, Large-Cap Value and Small-Cap Value sub-accounts) as of December 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting the Canada Life of America Variable Annuity Account 2 at December 31, 2002, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Atlanta, Georgia

March 28, 2003

Canada Life of America Variable Annuity Account 2

Statements of Assets and Liabilities

December 31, 2002

	Bond Sub-Account	Capital Sub-Account	Cash Management Sub-Account	Common Stock Sub-Account	Communications and Information Sub-Account
Assets:
Investment in Seligman Portfolios, Inc. at market value	$8,533,203	$11,416,134	$7,770,555	$12,438,652	$41,481,808
Due from Canada Life Insurance Company of America	—	72	—	—	—

Total assets	$8,533,203	$11,416,206	$7,770,555	$12,438,652	$41,481,808
Liabilities:
Payable to Canada Life Insurance Company of America	69	—	9,812	244	2,776

Net assets	$8,533,134	$11,416,206	$7,760,743	$12,438,408	$41,479,032

Net assets:
Accumulation units	$8,533,134	$11,416,206	$7,760,743	$12,438,408	$41,479,032

Total net assets:	$8,533,134	$11,416,206	$7,760,743	$12,438,408	$41,479,032

Units outstanding	424,284	347,205	4,825,436	506,890	2,235,877

Unit Value (accumulation)	$20.11	$32.88	$1.61	$24.54	$18.55

Supplemental Information:
Number of shares outstanding	790,111	1,377,097	7,770,555	1,594,699	5,153,020
Cost of shares outstanding	$8,321,316	$21,767,873	$7,770,555	$21,039,151	$80,769,166

See accompanying Notes.

2

Canada Life of America Variable Annuity Account 2

Statements of Assets and Liabilities (continued)

December 31, 2002

	Frontier Sub-Account	Global Growth Sub-Account	Global Smaller Companies Sub-Account	Global Technology Sub-Account	High-Yield Bond Sub-Account
Assets:
Investment in Seligman Portfolios, Inc. at market value	$5,737,238	$2,320,247	$5,646,273	$4,915,080	$7,874,979
Due from Canada Life Insurance Company of America	210	21	—	112	—

Total assets	$5,737,448	$2,320,268	$5,646,273	$4,915,192	$7,874,979

Liabilities:
Payable to Canada Life Insurance Company of America	—	—	83	—	1,062

Net assets	$5,737,448	$2,320,268	$5,646,190	$4,915,192	$7,873,917

Net assets:
Accumulation units	$5,737,448	$2,320,268	$5,646,190	$4,915,192	$7,873,917

Total net assets:	$5,737,448	$2,320,268	$5,646,190	$4,915,192	$7,873,917

Units outstanding	483,924	241,060	572,750	357,858	828,127

Unit Value (accumulation)	$11.86	$9.63	$9.86	$13.74	$9.51

Supplemental Information:
Number of shares outstanding	595,149	760,737	724,810	554,749	1,617,039
Cost of shares outstanding	$8,118,203	$4,701,797	$8,338,192	$10,080,531	$11,462,923

See accompanying Notes.

3

Canada Life of America Variable Annuity Account 2

Statements of Assets and Liabilities (continued)

December 31, 2002

	Income Sub-Account	International Growth Sub-Account	Large-Cap Growth Sub-Account	Large-Cap Value Sub-Account	Small-Cap Value Sub-Account
Assets:
Investment in Seligman Portfolios, Inc. at market value	$2,986,177	$3,246,420	$1,645,690	$4,512,568	$6,578,471
Due from Canada Life Insurance Company of America	—	131	5,035	—	—

Total assets	$2,986,177	$3,246,551	$1,650,725	$4,512,568	$6,578,471

Liabilities:
Payable to Canada Life Insurance Company of America	47	—	—	11,168	111

Net assets	$2,986,130	$3,246,551	$1,650,725	$4,501,400	$6,578,360

Net assets:
Accumulation units	$2,986,130	$3,246,551	$1,650,725	$4,501,400	$6,578,360

Total net assets:	$2,986,130	$3,246,551	$1,650,725	$4,501,400	$6,578,360

Units outstanding	158,127	401,603	322,497	630,418	449,965

Unit Value (accumulation)	$18.88	$8.08	$5.12	$7.14	$14.62

Supplemental Information:
Number of shares outstanding	391,887	483,098	340,723	642,816	605,195
Cost of shares outstanding	$3,699,377	$3,739,289	$2,426,981	$5,998,228	$6,970,929

See accompanying Notes.

4

Canada Life of America Variable Annuity Account 2

Statements of Operations

Year ended December 31, 2002

	Bond Sub-Account	Capital Sub-Account	Cash Management Sub-Account	Common Stock Sub-Account	Communications and Information Sub-Account
Income:
Dividends and capital gain distributions	$341,471	$—	$89,872	$156,474	$—

Expenses:
Mortality and expense risk	94,181	205,062	112,521	222,995	737,660
Administrative charges	11,302	24,607	13,502	26,759	88,519

Net investment income (loss)	235,988	(229,669)	(36,151)	(93,280)	(826,179)

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	93,182	(8,321,596)	—	(4,083,001)	(16,953,173)
Change in unrealized appreciation (depreciation) during the year	277,087	1,045,982	—	(1,702,665)	(12,625,534)

Net increase (decrease) in net assets from operations	$606,257	$(7,505,283)	$(36,151)	$(5,878,946)	$(30,404,886)

See accompanying Notes.

5

Canada Life of America Variable Annuity Account 2

Statements of Operations (continued)

Year ended December 31, 2002

	Frontier Sub-Account	Global Growth Sub-Account	Global Smaller Companies Sub-Account	Global Technology Sub-Account	High-Yield Bond Sub-Account
Income:
Dividends and capital gain distributions	$—	$—	$—	$—	$1,358,400

Expenses:
Mortality and expense risk	97,890	39,899	96,106	92,140	125,075
Administrative charges	11,747	4,788	11,533	11,057	15,009

Net investment income (loss)	(109,637)	(44,687)	(107,639)	(103,197)	1,218,316

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(1,004,273)	(2,142,297)	(1,833,901)	(3,506,312)	(3,178,717)
Change in unrealized appreciation (depreciation) during the year	(1,467,891)	1,215,244	(316,729)	453,128	1,316,181

Net increase (decrease) in net assets from operations	$(2,581,801)	$(971,740)	$(2,258,269)	$(3,156,381)	$(644,220)

See accompanying Notes.

6

Canada Life of America Variable Annuity Account 2

Statements of Operations (continued)

Year ended December 31, 2002

	Income Sub-Account	International Growth Sub-Account	Large-Cap Growth Sub-Account	Large-Cap Value Sub-Account	Small-Cap Value Sub-Account
Income:
Dividends and capital gain distributions	$142,346	$—	$—	$68,256	$102,576
Expenses:
Mortality and expense risk	43,912	50,163	29,860	77,152	103,964
Administrative charges	5,269	6,019	3,583	9,258	12,476

Net investment income (loss)	93,165	(56,182)	(33,443)	(18,154)	(13,864)

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(422,583)	(308,889)	(1,414,259)	(986,260)	214,034
Change in unrealized appreciation (depreciation) during the year	(168,931)	(420,891)	249,037	(1,519,425)	(1,931,928)

Net increase (decrease) in net assets from operations	$(498,349)	$(785,962)	$(1,198,665)	$(2,523,839)	$(1,731,758)

See accompanying Notes.

7

Canada Life of America Variable Annuity Account 2

Statements of Changes in Net Assets

For the years ended December 31, 2002 and 2001

	Bond Sub-Account		Capital Sub-Account		Cash Management Sub-Account
	2002	2001	2002	2001	2002	2001
Change in net assets from operations:
Net investment income (loss)	$235,988	$237,408	$(229,669)	$9,052,116	$(36,151)	$324,859
Realized gains (losses)	93,182	235,038	(8,321,596)	(2,466,933)	—	—
Unrealized appreciation (depreciation) during the year	277,087	(224,074)	1,045,982	(12,886,785)	—	—

Net increase (decrease) in net assets from operations	606,257	248,372	(7,505,283)	(6,301,602)	(36,151)	324,859

Contract transactions:
Payments received from contract owners	25,869	12,136	139,536	277,975	134,895	385,728
Transfers between sub-account (including fixed account), net	1,861,948	1,053,977	(2,685,178)	(2,658,616)	1,207,775	5,411,466
Transfers for contract benefits and terminations	(693,126)	(927,304)	(2,230,799)	(3,857,372)	(4,569,543)	(5,926,477)

Net increase (decrease) in net assets from contract transactions	1,194,691	138,809	(4,776,441)	(6,238,013)	(3,226,873)	(129,283)

Total increase (decrease) in net assets	1,800,948	387,181	(12,281,724)	(12,539,615)	(3,263,024)	195,576
Net assets at beginning of period	6,732,186	6,345,005	23,697,930	36,237,545	11,023,767	10,828,191

Net assets at end of period	$8,533,134	$6,732,186	$11,416,206	$23,697,930	$7,760,743	$11,023,767

See accompanying Notes.

8

Canada Life of America Variable Annuity Account 2

Statements of Changes in Net Assets (continued)

For the years ended December 31, 2002 and 2001

	Common Stock Sub-Account		Communications and Information Sub-Account		Frontier Sub-Account
	2002	2001	2002	2001	2002	2001
Change in net assets from operations:
Net investment income (loss)	$(93,280)	$2,604,164	$(826,179)	$15,149,573	$(109,637)	$540,282
Realized gains (losses)	(4,083,001)	(5,848,940)	(16,953,173)	(7,409,436)	(1,004,273)	(1,798,246)
Unrealized appreciation (depreciation) during the year	(1,702,665)	(906,390)	(12,625,534)	(4,813,138)	(1,467,891)	13,903

Net increase (decrease) in net assets from operations	(5,878,946)	(4,151,166)	(30,404,886)	2,926,999	(2,581,801)	(1,244,061)

Contract transactions:
Payments received from contract owners	101,883	202,128	398,865	1,321,182	34,715	116,049
Transfers between sub-accounts (including fixed account), net	(1,973,286)	(1,272,524)	(7,572,653)	(6,316,565)	(511,781)	(106,116)
Transfers for contract benefits and terminations	(2,726,767)	(3,807,727)	(7,490,975)	(11,044,634)	(1,276,761)	(2,064,478)

Net increase (decrease) in net assets from contract transactions	(4,598,170)	(4,878,123)	(14,664,763)	(16,040,017)	(1,753,827)	(2,054,545)

Total increase (decrease) in net assets	(10,477,116)	(9,029,289)	(45,069,649)	(13,113,018)	(4,335,628)	(3,298,606)
Net assets at beginning of period	22,915,524	31,944,813	86,548,681	99,661,699	10,073,076	13,371,682

Net assets at end of period	$12,438,408	$22,915,524	$41,479,032	$86,548,681	$5,737,448	$10,073,076

See accompanying Notes.

9

Canada Life of America Variable Annuity Account 2

Statements of Changes in Net Assets (continued)

For the years ended December 31, 2002 and 2001

	Global Growth Sub-Account		Global Smaller Companies Sub-Account		Global Technology Sub-Account
	2002	2001	2002	2001	2002	2001
Change in net assets from operations:
Net investment income (loss)	$(44,687)	$2,769,593	$(107,639)	$1,280,595	$(103,197)	$1,691,117
Realized gains (losses)	(2,142,297)	(662,614)	(1,833,901)	(661,594)	(3,506,312)	(4,344,173)
Unrealized appreciation (depreciation) during the year	1,215,244	(3,637,636)	(316,729)	(2,835,421)	453,128	(1,475,589)

Net increase (decrease) in net assets from operations	(971,740)	(1,530,657)	(2,258,269)	(2,216,420)	(3,156,381)	(4,128,645)

Contract transactions:
Payments received from contract owners	18,942	62,448	81,054	169,478	38,081	570,654
Transfers between sub-accounts (including fixed account), net	(634,022)	(1,511,840)	(844,770)	(735,018)	(1,840,352)	(3,406,125)
Transfers for contract benefits and terminations	(398,171)	(608,549)	(890,684)	(1,342,435)	(822,475)	(1,200,031)

Net increase (decrease) in net assets from contract transactions	(1,013,251)	(2,057,941)	(1,654,400)	(1,907,975)	(2,624,746)	(4,035,502)

Total increase (decrease) in net assets	(1,984,991)	(3,588,598)	(3,912,669)	(4,124,395)	(5,781,127)	(8,164,147)

Net assets at beginning of period	4,305,259	7,893,857	9,558,859	13,683,254	10,696,319	18,860,466

Net assets at end of period	$2,320,268	$4,305,259	$5,646,190	$9,558,859	$4,915,192	$10,696,319

See accompanying Notes.

10

Canada Life of America Variable Annuity Account 2

Statements of Changes in Net Assets (continued)

For the years ended December 31, 2002 and 2001

	High-Yield Bond Sub-Account		Income Sub-Account		International Growth Sub-Account
	2002	2001	2002	2001	2002	2001
Change in net assets from operations:
Net investment income (loss)	$1,218,316	$2,007,661	$93,165	$135,396	$(56,182)	$(81,118)
Realized gains (losses)	(3,178,717)	(2,680,796)	(422,583)	(319,163)	(308,889)	(3,526,691)
Unrealized appreciation (depreciation) during the year	1,316,181	(1,525,632)	(168,931)	20,033	(420,891)	1,857,298

Net increase (decrease) in net assets from operations	(644,220)	(2,198,767)	(498,349)	(163,734)	(785,962)	(1,750,511)

Contract transactions:
Payments received from contract owners	137,143	230,212	47,774	27,470	63,859	68,776
Transfers between sub-accounts (including fixed account), net	(2,408,982)	1,394,462	(17,406)	(62,642)	(247,040)	(54,041)
Transfers for contract benefits and terminations	(1,351,655)	(1,703,600)	(679,992)	(952,383)	(468,106)	(590,329)

Net increase (decrease) in net assets from contract transactions	(3,623,494)	(78,926)	(649,624)	(987,555)	(651,287)	(575,594)

Total increase (decrease) in net assets	(4,267,714)	(2,277,693)	(1,147,973)	(1,151,289)	(1,437,249)	(2,326,105)

Net assets at beginning of period	12,141,631	14,419,324	4,134,103	5,285,392	4,683,800	7,009,905

Net assets at end of period	$7,873,917	$12,141,631	$2,986,130	$4,134,103	$3,246,551	$4,683,800

See accompanying Notes.

11

Canada Life of America Variable Annuity Account 2

Statements of Changes in Net Assets (continued)

For the years ended December 31, 2002 and 2001

	Large-Cap Growth Sub-Account		Large-Cap Value Sub-Account		Small-Cap Value Sub-Account
	2002	2001	2002	2001	2002	2001
Change in net assets from operations:
Net investment income (loss)	$(33,443)	$301,240	$(18,154)	$29,190	$(13,864)	$(73,967)
Realized gains (losses)	(1,414,259)	(892,125)	(986,260)	273,574	214,034	803,815
Unrealized appreciation (depreciation) during the year	249,037	(374,846)	(1,519,425)	(889,783)	(1,931,928)	581,577

Net increase (decrease) in net assets from operations	(1,198,665)	(965,731)	(2,523,839)	(587,019)	(1,731,758)	1,311,425

Contract transactions:
Payments received from contract owners	61,677	72,546	97,034	122,082	127,876	237,299
Transfers between sub-accounts (including fixed account), net	(277,606)	433,615	183,826	3,026,322	536,504	2,037,492
Transfers for contract benefits and terminations	(407,369)	(767,599)	(792,200)	(861,356)	(771,595)	(755,007)

Net increase (decrease) in net assets from contract transactions	(623,298)	(261,438)	(511,340)	2,287,048	(107,215)	1,519,784

Total increase (decrease) in net assets	(1,821,963)	(1,227,169)	(3,035,179)	1,700,029	(1,838,973)	2,831,209

Net assets at beginning of period	3,472,688	4,699,857	7,536,579	5,836,550	8,417,333	5,586,124

Net assets at end of period	$1,650,725	$3,472,688	$4,501,400	$7,536,579	$6,578,360	$8,417,333

See accompanying Notes.

12

Canada Life of America Variable Annuity Account 2

Notes to Financial Statements

December 31, 2002

1.    Organization

Canada Life of America Variable Annuity Account 2 (“Variable Annuity Account 2”) was established on February 26, 1993 as a separate investment account of Canada Life Insurance Company of America (“CLICA”) to receive and invest premium payments under variable annuity policies issued by CLICA. Variable Annuity Account 2 is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of Variable Annuity Account 2 are invested in the shares of Seligman Portfolios, Inc. (the “Fund”), a diversified, open-end, management investment company. Variable Annuity Account 2 has fifteen sub-accounts, each of which invests only in the shares of the corresponding portfolio of the Fund.

The assets of Variable Annuity Account 2 are the property of CLICA. The portion of Variable Annuity Account 2 assets applicable to the policies will not be charged with liabilities arising out of any other business CLICA may conduct.

2.    Significant Accounting Policies

Investments

Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. Realized gains and losses are computed on the basis of average cost. The difference between cost and current market value of investments owned is recorded as an unrealized gain or loss on investments.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions are recorded on the ex-dividend date and reflect the dividends declared by the Fund from their accumulated net investment income and net realized investment gains. Except for the Cash Management Portfolio, whose dividends are declared daily and paid monthly, dividends and capital gain distributions are declared and paid annually. Dividends and capital gain distributions paid to the Variable Annuity Account 2 are reinvested in additional shares of the respective portfolio of the Fund at the net asset value per share.

Federal Income Taxes

Variable Annuity Account 2 is not taxed separately because the operations of Variable Annuity Account 2 will be included in the federal income tax return of CLICA, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code.

13

Canada Life of America Variable Annuity Account 2

Notes to Financial Statements (continued)

December 31, 2002

2.    Significant Accounting Policies (continued)

Other

Variable Annuity Account 2 has no contracts in payout (annuitization) period.

There are no amounts retained in Variable Annuity Account 2 by CLICA to protect against adverse mortality.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

3.    Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002, were as follows:

	Purchases	Sales
Bond	$5,170,446	$3,645,879
Capital	5,773,952	19,098,582
Cash Management	10,707,412	13,970,311
Common Stock	3,589,278	12,363,799
Communications and Information	7,189,128	39,635,450
Frontier	1,799,610	4,667,151
Global Growth	1,166,868	4,367,121
Global Smaller Companies	3,347,518	6,940,735
Global Technology	1,354,092	7,588,306
High-Yield Bond	6,078,206	11,661,369
Income	1,737,890	2,716,886
International Growth	2,381,545	3,397,534
Large-Cap Growth	2,239,281	4,318,851
Large-Cap Value	4,748,376	6,260,306
Small-Cap Value	6,080,113	5,971,344

	$63,363,715	$146,603,624

4.    Expenses and Related Party Transactions

CLICA assumes mortality and expense risks related to the operations of Variable Annuity Account 2 and deducts a daily charge equal to an effective annual rate of 1.25% of the net asset value of each Sub-Account. In addition, an effective annual rate of 0.15% of the net asset value of each Sub-Account is deducted as daily administration fees. Variable Annuity Account 2 also deducts an annual maintenance charge of $30 for each contract. The maintenance charge, which is recorded as a transfer for contract benefits and terminations in the accompanying statements of changes in net assets, is waived on certain contracts.

14

Canada Life of America Variable Annuity Account 2

Notes to Financial Statements (continued)

December 31, 2002

5.    Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

	Bond Sub-Account		Capital Sub-Account		Cash Management Sub-Account
	2002	2001	2002	2001	2002	2001
Units Issued	240,210	302,202	139,461	291,692	6,358,987	68,150,243
Units Redeemed	(178,448)	(295,188)	(268,530)	(418,834)	(8,359,957)	(68,189,562)

Net Increase (Decrease)	61,762	7,014	(129,069)	(127,142)	(2,000,970)	(39,319)

	Common Stock Sub-Account		Communications and Information Sub-Account		Frontier Sub-Account
	2002	2001	2002	2001	2002	2001
Units Issued	111,049	697,533	302,542	835,463	124,586	975,678
Units Redeemed	(275,032)	(835,884)	(1,008,033)	(1,411,649)	(256,214)	(1,106,597)

Net Increase (Decrease)	(163,983)	(138,351)	(705,491)	(576,186)	(131,628)	(130,919)

	Global Growth Sub-Account		Global Smaller Companies Sub-Account		Global Technology Sub-Account
	2002	2001	2002	2001	2002	2001
Units Issued	102,166	172,096	277,302	353,747	80,833	373,434
Units Redeemed	(195,735)	(321,860)	(425,588)	(495,204)	(247,940)	(559,855)

Net Increase (Decrease)	(93,569)	(149,764)	(148,286)	(141,457)	(167,107)	(186,421)

	High-Yield Bond Sub-Account		Income Sub-Account		International Growth Sub-Account
	2002	2001	2002	2001	2002	2001
Units Issued	471,786	1,007,413	78,484	70,207	258,962	2,466,421
Units Redeemed	(856,639)	(1,005,922)	(111,234)	(116,350)	(334,289)	(2,521,448)

Net Increase (Decrease)	(384,853)	1,491	(32,750)	(46,143)	(75,327)	(55,027)

	Large-Cap Growth Sub-Account		Large-Cap Value Sub-Account		Small-Cap Value Sub-Account
	2002	2001	2002	2001	2002	2001
Units Issued	349,574	366,306	516,635	750,370	334,851	514,181
Units Redeemed	(459,632)	(404,926)	(595,012)	(538,011)	(365,364)	(422,062)

Net Increase (Decrease)	(110,058)	(38,620)	(78,377)	212,359	(30,513)	92,119

15

Canada Life of America Variable Annuity Account 2

Notes to Financial Statements (continued)

December 31, 2002

6.    Financial Highlights

A summary of units outstanding and unit values for variable annuity contracts, excluding expenses of the underlying sub-accounts, for each of the latest five years as of December 31, follows:

	Units Outstanding	Net Assets		Total Return
		Unit Value	(000s)
Bond
2002	424,284	$20.11	$8,533	8.29%
2001	362,522	18.57	6,732	4.03%
2000	355,508	17.85	6,345	8.71%
1999	299,153	16.42	4,911	(5.79%)
1998	302,558	17.43	5,273	6.74%

Capital
2002	347,205	$32.88	$11,416	(33.92%)
2001	476,274	49.76	23,698	(17.14%)
2000	603,416	60.05	36,238	6.98%
1999	474,940	56.13	26,656	51.21%
1998	485,399	37.12	18,018	20.48%

Cash Management
2002	4,825,436	$1.61	$7,761	—%
2001	6,826,406	1.61	11,024	1.90%
2000	6,865,725	1.58	10,828	5.33%
1999	11,215,405	1.50	16,858	3.45%
1998	6,178,761	1.45	8,963	3.57%

Common Stock
2002	506,890	$24.54	$12,438	(28.16%)
2001	670,873	34.16	22,916	(13.48%)
2000	809,224	39.48	31,945	(11.76%)
1999	1,020,957	44.74	45,675	11.57%
1998	1,044,087	40.10	41,865	22.44%

Communications and Information
2002	2,235,877	$18.55	$41,479	(36.95%)
2001	2,941,368	29.42	86,549	3.85%
2000	3,517,554	28.33	99,662	(37.07%)
1999	3,821,257	45.02	172,040	83.23%
1998	3,963,361	24.57	97,381	34.56%

16

Canada Life of America Variable Annuity Account 2

Notes to Financial Statements (continued)

December 31, 2002

6.    Financial Highlights (continued)

	Units Outstanding	Net Assets		Total Return
		Unit Value	(000s)
Frontier
2002	483,924	$11.86	$5,737	(27.51%)
2001	615,552	16.36	10,073	(8.65%)
2000	746,471	17.91	13,372	(17.01%)
1999	970,283	21.58	20,939	14.97%
1998	1,684,443	18.77	31,618	(2.85%)

Global Growth
2002	241,060	$9.63	$2,320	(25.17%)
2001	334,629	12.87	4,305	(21.04%)
2000	484,393	16.30	7,894	(16.92%)
1999	558,642	19.62	10,961	50.34%
1998	604,445	13.05	7,887	19.94%

Global Smaller Companies
2002	572,750	$9.86	$5,646	(25.64%)
2001	721,036	13.26	9,559	(16.45%)
2000	862,493	15.87	13,683	(15.76%)
1999	996,611	18.84	18,780	26.53%
1998	1,310,083	14.89	19,507	5.08%

Global Technology
2002	357,858	$13.74	$4,915	(32.58%)
2001	524,965	20.38	10,696	(23.12%)
2000	711,386	26.51	18,860	(24.82%)
1999	569,543	35.26	20,080	115.79%
1998	322,591	16.34	5,271	34.93%

High-Yield Bond
2002	828,127	$9.51	$7,874	(5.00%)
2001	1,212,980	10.01	12,142	(15.88%)
2000	1,211,489	11.90	14,419	(10.19%)
1999	1,903,614	13.25	25,226	(2.14%)
1998	2,279,540	13.54	30,865	(0.37%)

17

Canada Life of America Variable Annuity Account 2

Notes to Financial Statements (continued)

December 31, 2002

6.    Financial Highlights (continued)

	Units Outstanding	Net Assets		Total Return
		Unit Value	(000s)
Income
2002	158,127	$18.88	$2,986	(12.83%)
2001	190,877	21.66	4,134	(2.87%)
2000	237,020	22.30	5,285	(3.55%)
1999	340,851	23.12	7,881	1.45%
1998	394,266	22.79	8,986	6.25%

International Growth
2002	401,603	$8.08	$3,247	(17.72%)
2001	476,930	9.82	4,684	(25.49%)
2000	531,957	13.18	7,010	(33.40%)
1999	498,296	19.79	9,859	24.94%
1998	591,251	15.84	9,368	14.20%

Large-Cap Growth (1)
2002	322,497	$5.12	$1,651	(36.24%)
2001	432,555	8.03	3,473	(19.54%)
2000	471,175	9.98	4,700	(17.18%)
1999	246,607	12.05	2,971	20.50%

Large-Cap Value (2)
2002	630,418	$7.14	$4,501	(32.83%)
2001	708,795	10.63	7,537	(9.61%)
2000	496,436	11.76	5,837	24.18%
1999	590,205	9.47	5,591	(4.15%)
1998	362,174	9.88	3,578	(1.20%)

Small-Cap Value (3)
2002	449,965	$14.62	$6,578	(16.55%)
2001	480,478	17.52	8,417	21.84%
2000	388,359	14.38	5,586	31.08%
1999	372,720	10.97	4,088	33.45%
1998	268,697	8.22	2,209	(17.80%)

(1)	Large-Cap Growth commenced operations on May 1, 1999. 1999 results not annualized.
(2)	Large-Cap Value commenced operations on May 1, 1998. 1998 results not annualized.
(3)	Small-Cap Value commenced operations on May 1, 1998. 1998 results not annualized.

18

Canada Life of America Variable Annuity Account 2

Notes to Financial Statements (continued)

December 31, 2002

7.    Events Subsequent

On February 17, 2003, the Board of Directors of CLICA’s ultimate parent, Canada Life Financial Corporation, issued a recommendation to its common shareholders to accept an offer for $7.1 billion (Canadian) made on February 17, 2003 by Great-West Lifeco Inc. to acquire all the outstanding common shares of Canada Life Financial Corporation. It is not possible to project the outcome of the offer nor the impact on CLICA’s future results.

19

AUDITED FINANCIAL STATEMENTS – STATUTORY BASIS

Canada Life Insurance Company of America

For the Years Ended December 31, 2002 and 2001

with Report of Independent Auditors

CANADA LIFE INSURANCE COMPANY OF AMERICA

Statutory Financial Statements

December 31, 2002

Contents

Report of Independent Auditors	1
Statutory Balance Sheets	2
Statutory Statements of Operations	3
Statutory Statements of Capital and Surplus	4
Statutory Statements of Cash Flows	5
Notes to Statutory Financial Statements	6

REPORT OF INDEPENDENT AUDITORS

Board of Directors

Canada Life Insurance Company of America

We have audited the accompanying statutory balance sheets of Canada Life Insurance Company of America as of December 31, 2002 and 2001, and the related statutory statements of operations, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note B to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Michigan Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note B. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Canada Life Insurance Company of America at December 31, 2002 and 2001, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canada Life Insurance Company of America at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Michigan Insurance Department.

As discussed in Note B to the financial statements, in 2001, Canada Life Insurance Company of America changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Michigan Insurance Department.

Atlanta, Georgia

March 21, 2003

CANADA LIFE INSURANCE COMPANY OF AMERICA

STATUTORY BALANCE SHEETS

[in thousands of dollars except share data]

At December 31	2002	2001

ADMITTED ASSETS Investments [note C]
Bonds	$1,461,630	$1,465,356
Mortgage loans	901,917	919,350
Common and preferred stocks, including subsidiaries	11,607	15,202
Real estate	1,600	1,600
Short-term investments	20,695	5,800
Policy loans	342	289
Cash	523	1,390
Receivable for securities	668	397
Other invested assets	5,939	6,447

Total cash and investments	2,404,921	2,415,831
Investment income due and accrued	30,412	30,917
Reinsurance balances [note F]	180	—
Federal income tax recoverable and interest thereon (including $1,078 and $1,711 net deferred tax assets at December 31, 2002 and 2001 respectively) [note E]	5,723	1,711
Assets held in Separate Accounts [note H]	432,935	503,097

Total admitted assets	$2,874,171	$2,951,556

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities
Policy liabilities
Life and annuity reserves [note I]	$1,747,055	$1,751,072
Liability for deposit-type contracts [note I]	501,631	484,988
Other policy and contract liabilities	1,270	610

Total policy liabilities	2,249,956	2,236,670
Interest maintenance reserve	25,092	23,349
Amounts owing to parent and affiliates [note G]	4,854	3,999
Reinsurance balances [note F]	2,814	10,309
Miscellaneous liabilities	5,707	7,720
Asset valuation reserve	27,025	20,456
Transfers to Separate Accounts due or accrued (net) [note H]	(11,081)	(11,311)
Liabilities from Separate Accounts [note H]	432,935	503,097

Total liabilities	2,737,302	2,794,289

Capital and surplus [note J]
Common stock—$10.00 par value, authorized—25,000,000 Shares; issued and outstanding—500,000 shares	5,000	5,000
Redeemable preferred stock—$10.00 par value, authorized—25,000,000 shares; issued and outstanding—0 shares in 2002 and 2,720,000 in 2001	—	27,200
Paid-in surplus	76,000	76,000
Accumulated surplus	55,869	49,067

Total capital and surplus	136,869	157,267

Total liabilities and capital and surplus	$2,874,171	$2,951,556

See accompanying Notes.

CANADA LIFE INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS

[in thousands of dollars]

Years ended December 31	2002	2001

REVENUES
Premiums for insurance and annuity considerations [note F]	$302,242		$342,895
Net investment income [note C]	197,300		188,908
Other income	9,288		7,513

Total revenues	508,830		539,316

BENEFITS AND EXPENSES
Benefits paid or provided to policyholders
Annuity	391,490		289,676
Life	20	ñ
Interest and adjustments on policy or deposit-type contract funds	27,646		31,589
(Decrease) increase in actuarial reserves	(4,017)		163,068

Total benefits paid or provided to policyholders	415,139		484,333

Commissions and expense allowances on reinsurance assumed	13,607		13,673
Commissions	5,332		5,241
General insurance expenses	12,625		11,641
Taxes, licenses and fees	657		457
Other expense	878		1,370
Transfers to (from) Separate Accounts [note H]	40,587		(1,209)

Total benefits and expenses	488,825		515,506

Gain from operations before federal income taxes and net realized capital losses	20,005		23,810
Federal income taxes (excluding capital gains tax) [note E]	2,812		8,464

Gain from operations before net realized capital losses	17,193		15,346
Net realized capital losses [note C]	(11,641)		(4,915)

Net income	$5,552		$10,431

See accompanying Notes.

CANADA LIFE INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CAPITAL AND SURPLUS

[in thousands of dollars]

Years ended December 31	2002	2001

Common stock at beginning and end of year	$5,000	$5,000

Redeemable preferred stock at beginning of year	27,200	41,000
Redemption of preferred stock	(27,200)	(13,800)

Redeemable preferred stock at end of year	—	27,200

Paid-in surplus at beginning and end of year	76,000	76,000

Accumulated surplus at beginning of year	49,067	24,392
Net income	5,552	10,431
Change in surplus on account of:
Net unrealized capital gains (losses)	5,791	(8,831)
Actuarial valuation basis	—	11,100
Asset valuation reserve	(6,569)	7,726
Adjustment for loss in currency exchange	—	(6)
Net deferred tax	(2,627)	3,244
Cumulative effect of changes in accounting principles	—	4,001
Nonadmitted assets	4,655	(2,990)

Accumulated surplus at end of year	55,869	49,067

Total capital and surplus	$136,869	$157,267

See accompanying Notes.

CANADA LIFE INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

[in thousands of dollars]

Years ended December 31	2002	2001

OPERATING ACTIVITIES
Premiums, policy proceeds, and other considerations	$302,242	$342,895
Net investment income received	187,068	177,817
Benefits paid	(402,034)	(289,314)
Insurance expenses paid	(32,454)	(30,361)
Federal income taxes paid	(10,675)	(6,292)
Other income	9,288	7,513
Other disbursements	(878)	(3,210)
Net transfers from Separate Accounts	(40,357)	1,551

Net cash provided by operations	12,200	200,599

INVESTING ACTIVITIES
Proceeds from sales, maturities, or repayments of investments:
Bonds	418,777	384,704
Mortgage loans and real estate	91,939	81,826
Equity and other investments	397	913
Cost of investments acquired:
Bonds	(403,462)	(526,918)
Mortgage loans and real estate	(73,219)	(113,211)
Equity and other investments	(1,018)	(1,060)
Change in policy loans	(53)	(289)
Taxes paid on capital gains and losses	2,153	247

Net cash provided (used) by investments	35,514	(173,788)

FINANCING AND MISCELLANEOUS ACTIVITIES
Redemption of redeemable preferred stock	(27,200)	(13,800)
Other uses	(6,486)	(27,665)

Net cash used by financing and miscellaneous	(33,686)	(41,465)

Net increase (decrease) in cash and short-term investments	14,028	(14,654)

Cash and short-term investments – beginning of year	7,190	21,844

Cash and short-term investments – end of year	$21,218	$7,190

See accompanying Notes.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE A

Nature of Operations.    Canada Life Insurance Company of America (CLICA or the Company) was incorporated on April 12, 1988 in the State of Michigan and is a wholly-owned subsidiary of The Canada Life Assurance Company (CLA), a stock life and accident and health insurance company. The Company’s business consists primarily of group and individual annuity policies assumed from CLA. The Company’s direct business consists of individual variable annuity and institutional investment products. The Company is licensed to sell its products in 49 states and the District of Columbia; however, its primary markets are California, Illinois, Arkansas, Missouri and Georgia. The Company’s variable annuity products are sold by agents who are licensed and registered representatives of the Company’s subsidiary, Canada Life of America Financial Services, Inc. as well as other independent agents.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE B

Accounting Practices and Basis of Presentation.    The accompanying financial statements have been prepared in accordance with accounting practices prescribed or permitted by the Office of Financial and Insurance Services for the State of Michigan, which practices differ from generally accepted accounting principles.

Effective January 1, 2001, the State of Michigan required that insurance companies domiciled in the State of Michigan prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual – Version effective January 1, 2001 subject to any deviations prescribed or permitted by the State of Michigan Insurance Commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual—Version effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

As a result of these changes, the Company reported a change of accounting principle, as an increase to unassigned surplus, of $4,001,000 as of January 1, 2001. Included in this total adjustment is an increase in unassigned surplus of $1,715,000 related to deferred tax assets, a decrease in unassigned surplus of $1,068,000 related to bond impairments and an increase in unassigned surplus of $3,354,000 related to interest rate swaps.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE B

Accounting Practices and Basis of Presentation (continued).

The statutory accounting practices (SAP) followed by the Company differ from accounting principles generally accepted in the United States (GAAP) primarily as follows:

•	Investments: For SAP, all fixed maturities are reported at amortized cost less write-downs for certain temporary and other-than-temporary impairments. For SAP, the fair values of bonds and stocks are based on values specified by the NAIC versus a quoted or estimated fair value as required for GAAP.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a component of shareholder’s equity for those designated as available-for-sale.

Credit tenant loans are classified as bonds for SAP and would be considered mortgage loans for GAAP.

Changes between cost and admitted asset amounts of investment real estate are credited or charged directly to unassigned surplus rather than to income as would be the case for GAAP.

Realized gains and losses on investments for SAP are reported in income, net of tax. Under GAAP, realized capital gains and losses would be reported in the income statement on a pre tax basis in the period the asset is sold.

An interest maintenance reserve (IMR) is established under SAP and serves to defer the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. The deferred gains and losses are amortized into investment income over the remaining period to maturity based on groupings of individual investments sold in one to ten-year time periods. Under GAAP, realized capital gains and losses would be reported in the income statement on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

Under SAP, an asset valuation reserve (AVR) is established and represents a provision for market and credit based fluctuations in the statement value of invested assets. It is determined by an NAIC prescribed formula and is reported as a liability rather than as a reduction in the cost basis of the investment. The change in the AVR flows directly through unassigned surplus. Under GAAP the cost basis of the investments would be reduced when there has been a decline in value deemed other-than-temporary, in which case the decline would be charged to earnings.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE B

Accounting Practices and Basis of Presentation (continued).

Valuation allowances, if necessary, are established for mortgage loans based on (1) the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments and (2) a reduction to a maximum percentage of 75% of the most recently appraised value of the underlying real estate, exclusive of insured, guaranteed or purchase money mortgages. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts due (both principal and interest) according to the contractual terms of the loan agreement. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus for SAP, rather than being included as a component of earnings as would be required for GAAP.

•	Policy Acquisition Costs: For SAP, the cost of acquiring and renewing business are expensed when incurred. Under GAAP, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

•	Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally software development costs, past due agents’ balances and deferred tax assets that will not be realized within one year of the balance sheet date, would be included in GAAP assets but are excluded from the SAP balance sheets with changes therein credited or charged directly to unassigned surplus.

•	Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

•	Recognition of Premiums: For SAP, revenues for annuity policies with mortality or morbidity risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to the liability for policy reserves without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

•	Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE B

Accounting Practices and Basis of Presentation (continued).

•	Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. For SAP, commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

•	Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

•	Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required for GAAP.

•	Statements of Cash Flows: Cash and short term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

•	Investments: Bonds, mortgage loans, common stocks, preferred stocks, real estate, policy loans, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE B

Accounting Practices and Basis of Presentation (continued).

Bonds not backed by other loans, loan-backed bonds and structured securities are stated at amortized cost using the constant yield method except those with an NAIC designation of 6, which are stated at the lower of amortized cost or fair value. These securities are revalued for significant changes in the prepayment assumptions using the retrospective method.

Canada Life of America Financial Services, Inc. and CL Capital Management, Inc. are wholly-owned subsidiaries. The Company values its subsidiaries in accordance with Part 8, Section 3 (b) of the Purposes and Procedures manual of the Securities Valuation Office of the NAIC.

Mortgage loans on real estate are stated at amortized cost using the straight-line method.

Common stocks are stated at market value, except that investments in the stocks of uncombined subsidiaries and affiliates in which the Company has an interest of 20% or more are carried on the equity basis.

Preferred stocks are carried at actual cost.

Investments in real estate or property acquired in satisfaction of debt are carried at depreciated cost less encumbrances.

Policy loans are carried at the aggregate unpaid principal balance.

Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying values reported in the balance sheet are at amortized cost which approximates fair value.

All derivatives are stated at fair value with the change in fair value recognized in the Statements of Operations.

•	Premiums and Annuity Considerations: Premium revenues are recognized when due for other than annuities, which are recognized when received.

•	Separate Accounts: Separate Accounts are maintained to receive and invest premium payments under individual variable annuity and variable universal life policies issued by the Company. The assets and liabilities of the Separate Account are clearly identifiable and distinguishable from other assets and liabilities of the Company. The contractholder bears the investment risk. Separate Account assets are reported at fair value. The operations of the Separate Account are not included in the accompanying financial statements.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE B

Accounting Practices and Basis of Presentation (continued).

•	Life Insurance and Annuity Reserves: All policies, except variable universal life and variable annuity products, were acquired through coinsurance reinsurance agreements with CLA. The reserves established meet the requirements of the Insurance Law and Regulations of the State of Michigan and are consistent with the reserving practices of CLA.

Some policies promise a surrender value in excess of the reserve as legally computed. This excess is calculated on a policy by policy basis.

Policies issued at premiums corresponding to ages higher than the true ages are valued at the rated-up ages. For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is 45% of the gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated at the excess of the reserve based on rated mortality over that of standard mortality.

At the end of 2002 and 2001, the Company had no insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Michigan. The tabular interest and tabular cost have been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released and the tabular interest on funds not involving life contingencies have been determined by formula. Other increases are insignificant and relate to the Company valuing the deferred acquisition costs and/or back-end charges in connection with the variable annuity.

All sub-standard annuities other than structured settlements are valued at their true ages, while structured settlements are valued using constant addition to the mortality rate at their true ages.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE B

Accounting Practices and Basis of Presentation (continued).

The Company has sold variable annuity contracts containing a dollar-for-dollar withdrawal provision, which provides for a reduction in the guaranteed minimum death benefit (GMDB) on a dollar-for-dollar basis when a partial withdrawal occurs. Currently there is ambiguity as to the correct interpretation of Actuarial Guideline XXXIII, “Determining CARVM Reserves for Annuity Contracts with Elective Benefits” (AG XXXIII) and Actuarial Guideline XXXIV, “Variable Annuity Minimum Guaranteed Death Benefit Reserves” (AG XXXIV) as to the appropriate application of these guidelines in determining the reserves for these products. In calculating the policy liability reserves for these variable annuity contracts, the Company does not consider the benefit streams where all policyholders take the maximum partial withdrawal under these policies while maintaining the GMDB.

At the time of issuance of these financial statements, the Michigan Insurance Department, which is ultimately responsible for determining the appropriate reserving methods for the statutory financial statements of Michigan domiciled insurance companies, has acknowledged the inherent ambiguity and controversy as to the correct interpretation of AG XXXIII and AG XXXIV with respect to GMDB benefit reserves required for variable annuity contracts containing dollar-for-dollar withdrawal provisions. As a result, the Michigan Insurance Department has allowed the Company to continue to follow its current method of reserving for these variable annuity contracts until such time that guidance is issued that clarifies the ambiguity between AG XXXIII and AG XXXIV. If the Company had provided additional reserves through the use of the maximum partial withdrawal scenarios of AG XXXIII as of December 31, 2002, assuming no change to the opening reserve balance, policy liability reserves would have increased by approximately $30 million and surplus would have decreased by approximately $30 million.

•	Federal Income Tax: Federal income taxes are provided based on an estimate of the amount currently payable which may not bear a normal relationship to pretax income because of timing and other differences in the calculation of taxable income.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE C

Investments.

The fair value for fixed maturities is based on values specified by the NAIC. In cases where NAIC prices are not available, fair values are based on estimates using values obtained from independent pricing services, or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The NAIC does not specify fair values for mortgage/asset–backed bonds, therefore carrying value approximates fair value. The carrying value and the fair value of investments in bonds are summarized as follows (in thousands of dollars):

	December 31, 2002

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U. S. government obligations	$155,781	$37,193	$—	$192,974
All other corporate bonds	802,422	36,707	(13,462)	825,667
Public utilities	80,959	2,891	(91)	83,759
Mortgage/Asset-backed securities	178,010	518	—	178,528
Foreign securities	244,458	15,176	(16)	259,618

Total fixed maturities	$1,461,630	$92,485	$(13,569)	$1,540,546

	December 31, 2001

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U. S. government obligations	$143,946	$23,301	$(362)	$166,885
All other corporate bonds	822,221	15,062	(11,155)	826,128
Public utilities	66,629	870	(279)	67,220
Mortgage/Asset-backed Securities	193,845	—	—	193,845
Foreign securities	238,715	7,159	(329)	245,545

Total fixed maturities	$1,465,356	$46,392	$(12,125)	$1,499,623

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE C

Investments (continued).

The carrying value and fair value of fixed maturity investments at December 31, 2002 by contractual maturity are shown below (in thousands of dollars). Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. In addition, Company requirements may result in sales before maturity.

	Carrying Value	Fair Value

In 2003	$65,981	$66,393
In 2004 – 2007	259,503	265,207
In 2008 – 2012	186,195	186,442
2013 and after	771,941	843,976
Mortgage/Asset-backed securities	178,010	178,528

Total Fixed Maturities	$1,461,630	$1,540,546

At December 31, 2002, and 2001, bonds with an admitted asset value of $4,635,000 and $4,671,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Proceeds from the sales and maturities of investments in debt securities during 2002 and 2001 were $418,777,000 and $384,704,000; gross gains of $13,499,000 and $6,210,000, and gross losses of $9,235,000 and $7,271,000 were realized on those sales, respectively.

Information on mortgage loans at December 31 is as follows (in thousands of dollars):

	2002	2001

Impaired loans	$3,306	$1,898
Non-impaired loans	898,611	917,452

Total mortgage loans	$901,917	$919,350

There was no income accrued or received on impaired loans in 2002 or 2001.

The maximum and minimum lending rates for commercial mortgage loans in 2002 were 10.25% and 5.65%, respectively. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. During 2002, the Company did not reduce interest rates on any outstanding mortgage loan. Mortgages held by the Company on which interest was more than 180 days overdue were $1,883,000 and $1,898,000 at December 31, 2002 and 2001, respectively.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE C

Investments (continued).

The mortgage loans are typically collateralized by the related properties and the loan-to-value ratios at the date of loan origination generally do not exceed 75%. The Company’s exposure to credit loss in the event of non-performance by the borrowers, assuming that the associated collateral proved to be of no value, is represented by the outstanding principal and accrued interest balances of the respective loans. Non-admitted mortgage loans decreased $1,350,000 in 2002 and increased $1,369,000 in 2001. At December 31, 2002 and 2001 the Company held no mortgages with prior outstanding liens.

The Company reported no accumulated depreciation on investment real estate as of December 31, 2002.

Major categories of CLICA’s net investment income for years ended December 31 are summarized as follows (in thousands of dollars):

	2002	2001

Income:
Fixed maturities	$110,516	$105,834
Equity securities	212	216
Mortgage loans	84,760	82,865
Real estate	77	73
Short-term investments	317	1,195
Derivatives	2,566	994
Policy loans	20	1
Amortization of IMR	1,053	416
Other income	282	258

Total investment income	199,803	191,852
Less: investment expenses	2,509	2,918
bank deposit – interest expense	(6)	26

Net investment income	$197,300	$188,908

The Company’s policy is to exclude due and accrued income from investment income on mortgage loans in foreclosure or delinquent more than ninety days and on bonds where the collection of income is uncertain. The total amount excluded as of December 31, 2002 and 2001 was $0 and $1,934,000, respectively.

CLICA uses the grouped method of computing the IMR amortization for interest-related gains and losses arising from the sale of fixed income investments. The method is unchanged from prior years.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE C

Investments (continued).

Realized capital gains (losses) for years ended December 31 are reported net of federal income taxes and amounts transferred to the IMR and are summarized as follows (in thousands of dollars):

	2002	2001

Fixed maturities:
Gross gains	$13,499	$6,210
Gross losses	(16,034)	(11,508)

Total fixed maturities	(2,535)	(5,298)
Equity securities:
Gross gains	4	118
Gross losses	(6,140)	(278)

Total equity securities	(6,136)	(160)
Mortgage loans	—	(725)
Derivative instruments	(457)	(1,751)

	(9,128)	(7,934)
Income tax benefit	283	681
Transfer to IMR	(2,796)	2,338

Net realized capital losses	$(11,641)	$(4,915)

Realized capital losses include $12,108,000 and $4,237,000 related to securities that have experienced other-than-temporary decline in value in 2002 and 2001, respectively.

Unrealized capital gains and losses for equity securities are recorded directly to surplus. The change in the unrealized gains and losses on equity securities was $2,198,000 and $(2,605,000) for the years ended December 31, 2002 and 2001, respectively. The accumulated gross unrealized gains and losses on unaffiliated equity securities at December 31 are as follows (in thousands of dollars):

	2002	2001

Accumulated gross unrealized gains	$6,176	$1,833
Accumulated gross unrealized losses	(6,680)	(4,535)

Net unrealized losses	$(504)	$(2,702)

Market Risk: The Company confines its use of derivative products to the following derivative products: currency forwards, futures, options, swaps, caps and floors. The Company transacted only in futures and swaps during the current year, and these are the only derivative instruments that are open at December 31 of the current year.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE C

Investments (continued).

Futures: Financial futures are exchange-traded contracts that settle at a future date and are used by the Company as a tool to manage interest rate risk. The price volatility of these contracts is based on sensitivity to interest rate changes over time. The use of futures exposes the Company to minimal credit risk because trades are effected through a regulated exchange and positions are marked to market on a daily basis. The Company is required to put up collateral for any futures contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently utilizes US Treasury bills to satisfy this collateral requirement.

Strategies that the Company is engaging in or has employed in the past are:

•	Purchase of futures to hedge new business annuity commitments
•	Sale of futures where the Company commits to final asset pricing without a liability commitment
•	Purchase or sale of futures to move the Company’s asset duration and convexity in line with its liabilities
•	Purchase or sale of futures as a cost-efficient alternative to a cash transaction involving conventional fixed income investments for reasons of market liquidity, or in circumstances where a conventional transaction would force the realization of large capital gains or losses.

The Company recognized no gains or losses during 2002 resulting from derivatives that no longer qualify for hedge accounting.

Futures are marked-to-market daily, and gains and losses are recognized in current earnings. The notional value at December 31, 2002 for all open futures was $206,639,000.

Swaps: Swaps are over-the-counter contracts that arrange for the exchange of cash flows at specified intervals. The Company uses swaps to hedge currency risk and interest rate risk of its bonds and mortgages. The Company is exposed to credit risk by the potential for a swap counterparty to fail to meet its obligations under the contract. The Company mitigates credit risk by limiting its acceptable counterparties to those with a minimum credit rating of AA-, as defined by Standard & Poor’s.

Strategies that the Company is engaging in or has employed in the past are:

•	Currency swap transactions whereby cash flows of foreign paying securities are exchanged for US currency equivalents
•	Interest rate swap transactions, generally exchanging the difference between fixed-rate and floating-rate interest amounts, in order to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE C

Investments (continued).

Swaps are carried at fair value, with the change in fair value recognized in current earnings. The notional value at December 31, 2002 for all open swaps was $15,000,000.

NOTE D

Concentration of Credit Risk. At December 31, 2002, CLICA held unrated or less-than-investment grade corporate bonds with a carrying value of $156,383,000 and an aggregate fair value of $142,629,000. These holdings amounted to 10.7% of the bond portfolio and 5.2% of CLICA’s total admitted assets. The portfolio is well diversified by industry.

CLICA’s mortgage portfolio is well diversified by region and property type with 16.0% in California (book value—$144,174,000), 12.0% in New York (book value—$108,339,000), 11.6% in Ohio (book value—$104,248,000), 10.4% in Michigan (book value—$93,335,000) and with investments in the remainder of the states less than 10%. The investments consist of first mortgage liens. Significant outstanding balances on individual properties include $16,052,000 on an apartment property in Pennsylvania and $11,505,000 on an apartment property in New York. All other mortgage loans have outstanding principal of less than $10,000,000.

NOTE E

Federal Income Taxes.

The main components of the deferred tax balance are as follows (in thousands of dollars):

	2002	2001

Deferred tax assets
Life & A&H Reserves, and Deposit Fund Liabilities	$14,893	$21,923
Invested Assets	6,028	4,171
Deferred Acquisition Costs	1,771	748
Other Expenses	95	241

Total deferred tax assets	22,787	27,083
Less: non-admitted deferred tax assets	20,251	25,368

Admitted deferred tax assets	2,536	1,715

Deferred tax liabilities
Derivatives	1,452	—
Accrued Dividends – common stock	4	4
Other	2	—

Total deferred tax liabilities	1,458	4

Net admitted deferred tax asset	$1,078	$1,711

During 2002 the non-admitted deferred tax asset decreased by $5,117,000 to $20,251,000.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE E

Federal Income Taxes (continued)

The changes in the main components of DTAs and DTLs are as follows (in thousands of dollars):

	Dec 31, 2002	Dec 31, 2001	Change

Total deferred tax assets	$22,787	$27,083	$(4,296)
Total deferred tax liabilities	1,458	4	1,454

Net deferred tax asset (liability)	$21,329	$27,079	(5,750)

Change in tax effect of unrealized Gains (losses)			3,123

Change in net deferred income tax			$(2,627)

The Company’s income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to net gain from operations. The significant differences are as follows (in thousands of dollars):

	Year ended Dec 31, 2002	Year ended Dec 31, 2001

Provision computed at statutory rate of 35% on Operating income and capital gains	$3,807	$5,557
Amortization of IMR	(369)	(146)
Dividend Received Deductions	(3)	(11)
Deferred Tax related True-up Items	1,738	2,096
Other	(17)	(437)

Total incurred taxes	$5,156	$7,059

Federal income taxes incurred on operating income	$2,812	$8,464
Federal income tax benefit on capital losses	(283)	(681)
Change in net deferred income taxes	2,627	(724)

Total incurred taxes	$5,156	$7,059

At December 31, 2002 and 2001, current federal income taxes receivable (payable) were $4,645,000 and $(1,351,000), respectively.

At December 31, 2002 the Company had $0 of operating loss carry forwards.

Income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses are $5,821,000, $6,864,000 and $12,634,000 for 2002, 2001 and 2000, respectively.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE F

Reinsurance. Various reinsurance agreements exist between the Company and CLA. The effect of the agreements is to have the Company assume certain existing and future insurance and annuity business of CLA. Except for variable universal life policies, variable annuity contracts and institutional investment products issued, all premiums for insurance and annuity considerations and benefit expenses recorded for the years ended December 31, 2002 and 2001 were the result of the coinsurance agreements. Additionally, the Company maintains a funds withheld coinsurance treaty under which certain annuity risks are ceded to Crown Life Insurance Company of Canada, a modified coinsurance treaty whereby certain variable universal life insurance risks are ceded to First Allmerica Financial Life Insurance Company and yearly renewable term treaties with several reinsurers.

At December 31, 2002 and 2001 the payable to reinsurers under these agreements, is as follows (in thousands of dollars):

	2002	2001

CLA	$3,040	$10,102
First Allmerica Financial Life Insurance Company	(226)	207

Total reinsurance balances	$2,814	$10,309

The effect of reinsurance on premiums and annuity considerations earned for years ended December 31 follow (in thousands of dollars):

	2002	2001

Direct premiums	$169,376	$71,861
Premiums assumed from CLA	133,993	273,829
Premiums ceded	(1,127)	(2,795)

Net premiums and annuity considerations	$302,242	$342,895

NOTE G

Related Party Transactions. In addition to the coinsurance agreements mentioned above, CLA has a cost allocation arrangement based on generally accepted accounting principles with CLICA. For the years ended December 31, 2002 and 2001, these allocated costs amounted to $14,068,000 and $12,662,000, respectively.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE G

Related Party Transactions (continued).

At December 31, 2002 and 2001, the amounts receivable and payable to CLA and affiliates, which include outstanding administrative expenses, are as follows (in thousands of dollars):

	2002	2001

Total Receivable	$307	$43
Total Payable	(5,161)	(4,042)

Net Payable	$(4,854)	$(3,999)

NOTE H

Separate Accounts. The Company’s non-guaranteed separate accounts represent funds invested in variable annuity and variable universal life policies issued by the Company. The assets of these funds are invested in shares of nine unaffiliated management investment companies.

Premiums or deposits for years ended December 31, 2002 and 2001 were $158,772,000 and $60,864,000, respectively. Total reserves were $421,653,000 and $491,717,000 at December 31, 2002 and 2001, respectively. All reserves were subject to discretionary withdrawal, at fair value, with a surrender charge of up to 6%.

A reconciliation of the amounts transferred to and from the Separate Accounts for years ended December 31 is presented below (in thousands of dollars):

	2002	2001

Transfers as reported in the Summary of Operations of the Separate Accounts statement:
Transfers to Separate Accounts	$158,772	$60,864
Transfers from Separate Accounts	(117,874)	(64,083)

Net transfers to (from) Separate Accounts	40,898	(3,219)
Reconciling adjustments:
Net policyholder transactions	(311)	2,010

Transfers as reported in the Statements of Operations	$40,587	$(1,209)

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE I

Annuity Reserves and Deposit Fund Liabilities. CLICA’s withdrawal characteristics for annuity reserves and deposit fund liabilities at December 31 are summarized as follows (in thousands of dollars):

	Amount		Percent of Total
	2002	2001	2002	2001

Subject to discretionary withdrawal:
With market value adjustment	$173,638	$231,026	7.7%	10.3%
At book value less surrender charge of 5% or more	162,770	157,100	7.2%	7.0%

Subtotal	336,408	388,126	14.9%	17.3%
Subject to discretionary withdrawal without adjustment at book value (minimal or no charge or adjustment)	105,566	118,592	4.7%	5.3%
Not subject to discretionary withdrawal	1,480,095	1,496,367	65.7%	66.8%
Structured settlement	330,434	235,862	14.7%	10.6%

Total (gross)	2,252,503	2,238,947	100.0%	100.0%
Less: reinsurance ceded	3,308	2,800

Net annuity reserves and deposit fund liabilities	$2,249,195	$2,236,147

A reconciliation to the Life & Accident & Health Annual Statement net annuity reserves and deposit fund liabilities at December 31, 2002 is as follows (in thousands of dollars):

Exhibit 5, Section B, Total (net)	$1,707,491
Exhibit 5, Section C, Total (net)	19,086
Exhibit 5, Section G, Total Lines 070001,070002 and 070004	19,917
Exhibit 7, Column 1, Line 14	501,631
Exhibit 8, Part 1, Column 4, Line 3.4	1,070

Total	$2,249,195

NOTE J

Capital and Surplus. The Company has two classes of capital stock: redeemable preferred stock ($10.00 par value) and common stock ($10.00 par value), ranked in order of liquidation preference. The preferred shares have no interest rate assigned and are non-voting. During 2002, the Company redeemed all remaining issued preferred shares at a redemption price of $10.00 per share.

Under applicable Michigan insurance law, the Company is required to maintain unimpaired capital and surplus of $7,000,000 and additional unimpaired surplus of $500,000. At December 31, 2002, unimpaired capital and surplus was $136,869,000.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE J

Capital and Surplus (continued).

The maximum amount of dividends which can be paid, by insurance companies domiciled in the State of Michigan, to shareholders without prior approval of the Insurance Commissioner is limited to an amount which (together with any other dividends or distributions made within the preceding 12 months) does not exceed the lesser of: (i) the insurer’s earned surplus (excluding surplus arising from unrealized capital gains); or (ii) the greater of (a) 10% of the insurer’s surplus or (b) its net gain from operations for the preceding year ended December 31. Statutory surplus at December 31, 2002 was $131,869,000. The maximum dividend payout which may be made without prior approval in 2003 is $0. Dividends are non-cumulative.

At December 31, 2002, the Company’s capital and surplus exceeded the NAIC’s “Risk Based Capital” requirements for life and health companies.

NOTE K

Fair Value of Financial Instruments. The fair value of certain financial instruments along with their corresponding carrying values at December 31 follow (in thousands of dollars). As the fair value of all the Company’s assets and liabilities is not presented, this information in the aggregate does not represent the underlying value of the Company.

	2002		2001
	Fair Value	Carrying Value	Fair Value	Carrying Value	Valuation Method

Financial Assets
Bonds	$1,540,546	$1,461,630	$1,499,622	$1,465,356	1
Common & preferred stocks excluding investment in subsidiaries	11,496	11,496	15,093	15,093	2
Mortgage loans	1,056,868	901,917	1,015,493	919,350	3
Interest rate swaps	5,016	5,016	3,647	3,647	4
Futures	877	877	2,759	2,759	4
Financial Liabilities
Investment–type Insurance contracts	456,560	429,450	504,969	495,195	5

1.	The fair value for fixed maturities is based on values specified by the NAIC. In cases where NAIC prices are not available, fair values are based on estimates using values obtained from independent pricing services, or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE K

Fair Value of Financial Instruments (continued).

2.	Fair values are based on publicly quoted market prices at the close of trading on the last business day of the year.

3.	Fair values are estimated using discounted cash flow analysis based on interest rates currently being offered for similar credit ratings.

4.	Fair values for future contracts and interest rate swaps that have not settled are based on current settlement values.

5.	Fair values for liabilities under investment-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

NOTE L

Transfer and Servicing of Financial Assets.

The Company lends its own securities to increase portfolio returns. Lending activities are covered by the Company’s Investment Policy: borrowers must be approved by the Company, standards for collateral must be met, and aggregate collateral value must be maintained at a minimum of 102% of the fair value of the securities loaned. Securities on loan at December 31, 2002, amounted to $135,983,000 aggregated as follows (in thousands of dollars):

Securities Description	Fair Value
US treasury bills	$6,600
US treasury bond strips	20,709
US treasury bonds	17,369
US treasury notes	33,499
Other than US Treasury Securities	57,806

Grand Total	$135,983

The Company has no servicing assets or liabilities.

NOTE M

Contingencies. The Company has been named in various pending legal proceedings considered to be ordinary routine litigation incidental to the business of the Company. The Company believes contingent liabilities arising from litigation, income taxes and other matters will not have a material adverse effect on the Company’s future results of operations or financial position.

CANADA LIFE INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2002

NOTE N

Events Subsequent. On February 17, 2003, the Board of Directors of the Company’s ultimate parent, Canada Life Financial Corporation, issued a recommendation to its common shareholders to accept an offer for $7.1 billion (Canadian dollars) made on February 17, 2003 by Great-West Lifeco Inc. to acquire all the outstanding common shares of Canada Life Financial Corporation. It is not possible to project the outcome of the offer nor the impact on the Company’s future results.

The attached are incorporated by reference herein to the 485BPOS filed by and on behalf of the following:

CIK: 0000817841

Form Type: 485BPOS

File Number: 811-05221

Company: Seligman Portfolios, Inc.,

Filed: April 21, 2003

Portfolios include:

Seligman Investment Grade Fixed Income

Seligman Cash Management

Seligman Capital

Seligman Common Stock

Seligman Communications and Information

Seligman Frontier

Seligman Global Growth

Seligman Global Smaller Companies

Seligman Global Technology

Seligman High-Yield Bond

Seligman Income

Seligman International Growth

Seligman Large-Cap Growth

Seligman Large-Cap Value

Seligman Small-Cap Value.